Exhibit 99.1

Contact: Media Inquiries Karen Cutler 215-238-4063 Cutler-Karen@aramark.com	Investor Inquiries Felise Kissell 215-409-7287 Kissell-Felise@aramark.com

Aramark Names Industry Veteran John Zillmer as Chief Executive Officer

Steve Sadove Remains Chairman, Paul Hilal Appointed Vice Chairman

Zillmer, Hilal and Three New Independent Directors Appointed to Board, Effective Immediately

Additional New Independent Director to Join Board at 2020 Annual Meeting

PHILADELPHIA, PA, October 7, 2019 — Aramark (NYSE:ARMK), a $16 billion global leader in food, facilities management and uniforms, announced today that John J. Zillmer, a proven executive with a track record of driving market-leading business results, will return to the Company as Chief Executive Officer, effective immediately. He will also become a member of the Company’s Board of Directors.

A respected business leader for over three decades, Zillmer previously spent 18 years at Aramark. Under his leadership as President of Global Food & Support Services, Aramark experienced significant growth, ultimately becoming the largest food management provider in North America. Following his prior tenure at the Company, Zillmer served as Chairman and CEO of Allied Waste Industries where his transformation of Allied Waste became an industry benchmark. Zillmer also led Univar, a global chemical and ingredients distributor, as CEO and Executive Chairman, where he advanced corporate culture and drove substantial operational improvements.

“I am extremely excited about the opportunity to rejoin Aramark at such a dynamic time in the Company’s history,” Zillmer said. “I look forward to working closely with the Board and the Aramark team to drive growth and value for our employees, customers, partners and shareholders.”

Five new independent directors will join the Board. Susan Cameron, former Chairman and Chief Executive Officer of Reynolds American Inc.; Karen King, former Executive Vice President and Chief Field Officer of McDonald’s Corporation; and Art Winkleblack, former Executive Vice President and Chief Financial Officer of H.J. Heinz Company will join immediately, and Greg Creed, current Chief Executive Officer of Yum! Brands, Inc. whom the Board will nominate and recommend for election to the Company’s Board at the Company’s 2020 Annual Meeting. In addition, Paul Hilal, founder and CEO of Mantle Ridge LP, the Company’s largest shareholder, will become Vice Chairman. Aramark’s current non-executive Chairman, Stephen Sadove, will remain as Chairman of the Board.

Four existing Aramark directors, Pierre-Olivier Beckers-Vieujant, Lisa Bisaccia, Patricia Morrison and John Quelch, have retired from the Board effective as of the appointment of the new directors. Aramark’s Board will be comprised of 11 directors following the election of Greg Creed at the Company’s 2020 Annual Meeting. The Office of the Chairman has been dissolved.

“John Zillmer is an outstanding leader with a proven record of accelerating business performance and fostering a strong corporate culture. We are thrilled he is returning to lead Aramark as Chief Executive Officer,” Sadove said. “Additionally, we appreciate Mantle Ridge’s thoughtful approach to the long-term success of Aramark and welcome this opportunity to partner with Paul Hilal, a true owner-steward. I would also like to thank the retiring directors for their contributions and years of dedicated service, and to extend a welcome to the new directors, whom we are delighted are joining us.”

“I look forward to working closely with John, Steve and the Board to further our common purpose: helping Aramark most fully realize its potential, and drive value for all of its stakeholders,” Hilal said. “I also want to thank the Aramark directors, including those departing the Board, for the productive engagement that facilitated this positive outcome.”

Aramark and Mantle Ridge have entered into an agreement, a copy of which will be filed by the Company with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K.

Biographies of the new Aramark Board members:

JOHN J. ZILLMER

John Zillmer is a highly effective and successful business leader with deep experience and expertise in the food services and related businesses, corporate culture, logistics and corporate governance. Zillmer is also an expert in strategies for business optimization and process improvement, having previously served Aramark for nearly two decades with a focus on clients and consumers.

During his time at the Company, Zillmer progressed through the ranks, acting as Vice President of Operating Systems, Regional VP, Area VP, Executive VP Business Dining Services, President of Business Services Group and President of International, ultimately becoming President of Global Food and Support Services. Under his leadership, Aramark Food & Support Services was a best-in-class company and the largest food management provider in North America.

After leaving Aramark, Zillmer became Chairman and CEO of Allied Waste Industries. He also served as CEO and Executive Chairman of Univar, a global chemical and ingredients distributor.

Zillmer currently serves as Non-Executive Chairman of CSX Corporation as well as on the Boards of Veritiv Corporation, Performance Food Group (PFG) Company, Inc. and Ecolab, Inc. He was named to NACD’s Directorship 100 in 2016 in recognition of his outstanding contributions to corporate governance. Zillmer intends to retire from the Veritiv and PFG Boards.

Through his family foundation, Zillmer focuses his philanthropic efforts on the needs of children and families in Tanzania and Haiti. The foundation built the Inspiration Center, a multi-purpose facility for doctors, nurses and patients at the Machame Hospital in the Kilimanjaro district in Tanzania

PAUL HILAL

Paul Hilal, Founder and CEO of Mantle Ridge LP, has built over the past two decades a strong record as an engaged investor, a partner to shareholders and boards, and as a value investor. Mantle Ridge is an owner-steward that partners with shareholders and boards to help companies reach their fullest potential. Mantle Ridge currently owns a nearly five percent stake in CSX Corporation, where Hilal has served as Vice Chairman since 2017.

Prior to forming Mantle Ridge, Hilal served for a decade as a Senior Partner at Pershing Square Capital Management, where he played leading roles in successful value creation initiatives including the engagements with Canadian Pacific Railway Limited, Air Products & Chemicals Inc., and Ceridian Corporation.

Hilal currently serves on the Board of Overseers of Columbia Business School and served until 2016 on the Board of the Grameen Foundation – an umbrella organization that helps microlending and microfranchise institutions empower the world’s poorest through financial inclusion and entrepreneurship. He is also a Trustee of the Supreme Court Historical Society, a non-profit organization dedicated to the preservation of the history of the Supreme Court of the United States.

SUSAN CAMERON

Susan Cameron, former Chairman and Chief Executive Officer of Reynolds American Inc., is an accomplished CEO with expertise in driving transformational cultural change and organic operating performance.

Cameron serves as a director on the boards of Tupperware Brands Corporation and nVent Electric plc. and previously served on the boards of Reynolds American and RR Donnelley & Sons Co. In addition, she was named one of Fortune Magazine’s top 50 business people of the year in 2016.

GREG CREED

Greg Creed, current Chief Executive Officer of Yum! Brands, Inc., is a 25-year veteran of Yum! Brands and its predecessor companies. He has extensive experience in the food industry as well as leadership expertise in significant and successful transformation.

Creed serves as a director on the boards of Yum! Brands and Whirlpool Corporation, and he previously served on the board of International Game Technology. Creed’s non-public company board experience includes the Fight 2 Win Foundation and the Taco Bell Foundation. In addition, he was named an “Industry Titan” by the Women’s Foodservice Forum for driving gender equity and investing in women leaders.

KAREN KING

Karen King, former Executive Vice President and Chief Field Officer of McDonald’s Corporation, is a seasoned restaurant industry executive with more than 40 years of experience. King has substantial expertise in field operations and talent development, having worked her way up from a member of the McDonald’s crew to a top executive of the McDonald’s U.S. business, with responsibility for more than 14,000 restaurants.

King currently serves as a trustee of the Ronald McDonald House of Durham, and previously served on the boards of the National Restaurant Association, the Bennett College for Women, and the Ronald McDonald House of South Florida.

ART WINKLEBLACK

Art Winkleblack, former Executive Vice President and Chief Financial Officer of H.J. Heinz Company, is a highly accomplished food industry executive with significant and relevant public company board experience. Winkleblack has a strong focus on driving a performance-oriented culture and a demonstrated ability to attract top talent and align incentive metrics with performance levels.

He currently serves as a director on the boards of Wendy’s, Performance Food Group Company, and Church & Dwight Inc., and he previously served on the board of RTI International Metals. He is currently an Investor in Residence and Economics Guest Lecturer at UCLA and was the #1 ranked CFO in the food industry by Institutional Investor in 2011.

About Aramark

Aramark (NYSE:ARMK) proudly serves Fortune 500 companies, world champion sports teams, state-of-the-art healthcare providers, the world’s leading educational institutions, iconic destinations and cultural attractions, and numerous municipalities in 19 countries around the world. Our 270,000 team members deliver experiences that enrich and nourish millions of lives every day through innovative services in food, facilities management and uniforms. We work to put our sustainability goals into action by focusing on initiatives that engage our employees, empower healthy living, preserve our planet and build local communities. Aramark is recognized as one of the World’s Most Admired Companies by FORTUNE, as well as an employer of choice by the Human Rights Campaign and DiversityInc. Learn more at www.aramark.com or connect with us on Facebook and Twitter.

About Mantle Ridge

Founded by Paul Hilal in 2016, Mantle Ridge LP is a fully-aligned, well-resourced, long-term partner for shareholders and boards seeking to most fully develop the potential of the companies they own and steward. Mantle Ridge has raised separate single-investment, five-year special purpose vehicles to support its engagements with CSX Corporation and Aramark. Mantle Ridge maintains a beneficial ownership position in Aramark of approximately 9.8% of the Company’s shares outstanding, plus an additional non-beneficial-ownership interest of approximately 10.2%.

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect our current views as to future events and financial performance with respect to, without limitation, conditions in our industry, our operations, our economic performance and financial condition. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “outlook,” “aim,” “anticipate,” “are or remain or continue to be confident,” “have confidence,” “estimate,” “expect,” “will be,” “will continue,” “will likely result,” “project,” “intend,” “plan,” “believe,” “see,” “look to” and other words and terms of similar meaning or the negative versions of such words.

Forward-looking statements speak only as of the date made. All statements we make relating to our estimated and projected earnings, costs, expenditures, cash flows, growth rates or opportunities, business strategy, financial results and our estimated benefits and costs of our acquisitions are forward-looking statements. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments.

These forward-looking statements are subject to risks and uncertainties that may change at any time, and, therefore, our actual results may differ materially from those that we expected. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results. All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements. Some of the factors that we believe could affect our results include without limitation: our ability to successfully implement our management and board transition; unfavorable economic conditions; natural disasters, global calamities, sports strikes and other adverse incidents; the failure to retain current clients, renew existing client contracts and obtain new client contracts; a determination by clients to reduce their outsourcing or use of preferred vendors; competition in our industries; increased operating costs and obstacles to cost recovery due to the pricing and cancellation terms of our food and support services contracts; the inability to achieve cost savings through our cost reduction efforts; our expansion strategy; the failure to maintain food safety throughout our supply chain, food-borne illness concerns and claims of illness or injury; governmental regulations including those relating to food and beverages, the environment, wage and hour and government contracting; liability associated with noncompliance with applicable law or other governmental regulations; new interpretations of or changes in the enforcement of the government regulatory framework; currency risks and other risks associated with international operations, including Foreign Corrupt Practices Act, U.K. Bribery Act and other anti-corruption law compliance; continued or further unionization of our workforce; liability resulting from our participation in multiemployer defined benefit pension plans; risks associated with suppliers from whom our products are sourced; disruptions to our relationship with, or to the business of, our primary distributor; the inability to hire and retain sufficient qualified personnel or increases in labor costs; healthcare reform legislation; the contract intensive nature of our business, which may lead to client disputes; seasonality; disruptions in the availability of our computer systems or privacy breaches; failure to achieve and maintain effective internal controls; our leverage; the inability to generate sufficient cash to service all of our indebtedness; debt agreements that limit our flexibility in operating our business; our ability to attract new or maintain existing customer and supplier relationships at reasonable cost; our ability to retain key personnel and other factors set forth under the headings Item 1A “Risk Factors,” Item 3 “Legal Proceedings” and Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other sections of our Annual Report on Form 10-K, filed with the SEC on November 21, 2018 as such factors may be updated from time to time in our other periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and which may be obtained by contacting Aramark’s investor relations department via its website www.aramark.com. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in our other filings with the SEC. As a result of these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements included herein or that may be made elsewhere from time to time by, or on behalf of, us. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, changes in our expectations, or otherwise, except as required by law.